SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 19, 2008

SOLAR ENERTECH CORP.
(Exact name of Company as specified in Charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-51717 (Commission File No.)	98-0434357 (IRS Employee Identification No.)

1600 Adams Drive
Menlo Park, California 94025
(Address of Principal Executive Offices)

(650) 688-5800
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Consolidation

Solar EnerTech Corp., a Delaware corporation (the “Company”), has historically operated its business in the People’s Republic of China (“China”) through Infotech Hong Kong New Energy Technologies, Limited (“Infotech HK”) and Solar Enertech (Shanghai) Co., Ltd (“Infotech Shanghai” and together with Infotech HK, “Infotech”). While the Company did not own Infotech, the Company’s financial statements have included the results of the financials of each of Infotech HK and Infotech Shanghai since these entities were deemed wholly-controlled variable interest entities of the Company through an Agency Agreement dated April 10, 2006 by and between the Company and Infotech (the “Agency Agreement”). Under the Agency Agreement the Company engaged Infotech to undertake all activities necessary to build a solar technology business in China, including the acquisition of manufacturing facilities and equipment, employees and inventory. The Agency Agreement continued through April 10, 2008 and then on a month to month basis thereafter until terminated by either party.

To avoid risk of the Agency Agreement terminating and to permanently consolidate Infotech with the Company through legal ownership, the Company, through its independent committee of the Board of Directors of the Company, negotiated a consolidation (the “Consolidation”) of Infotech with the Company effective August 19, 2008 through a series of agreements. As part of Consolidation, the Company terminated the original agency relationship with Agent, terminated a management agreement with Mr. Leo Young, the Company’s current President and Chief Executive Officer (“Mr. Young”), and signed a new incentive compensation agreement with Mr. Young in to replace the management agreement. In addition, an option to purchase 25,250,000 shares of the Company’s common stock at a price of $0.0001 per share held by Mr. Young was cancelled, with the underlying shares contributed to the Company. The Company adopted a restricted stock plan under which it issued 25,250,000 shares of restricted stock to provide an incentive to attract, retain and reward employees of the Company. Infotech Shanghai is wholly-owned by Infotech HK, which was previously wholly-owned by China New EnerTech, Inc., an entity organized in the Cayman Islands and controlled by Mr. Young.

The series of agreements implementing the Consolidation is as follows:

Stock Purchase Agreement for Consolidation

On August 19, 2008, the Company entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with China New EnerTech, Inc., Infotech Shanghai and Mr. Young, in order to effect the Consolidation. The Stock Purchase Agreement provides for the Company’s acquisition of all the outstanding shares of InfoTech HK from China New EnerTech, Inc. for an aggregate purchase price of one dollar (USD $1.00). Since InfoTech HK owns all of the outstanding equity of Infotech Shanghai, the Company’s acquisition of Infotech HK includes the acquisition of Infotech Shanghai and allows for the Company to consolidate its China business as operated by Infotech into the Company. As a condition to the Agreement, Mr. Young has required that the Company indemnify him up to an amount not to exceed US$1,000,000 for certain liabilities relating to a former grant of the stock option which he has agreed to cancel as part of the Consolidation. The description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, filed as Exhibit 10.1 hereto.

Termination of Agency Agreement

As part of Consolidation and as required by the Agreement, the Agency Agreement has been terminated, effective as of the effective date of the Agreement. The Agency Agreement previously provided that Infotech perform certain services in China for the benefit of the Company with respect to the Company’s China operations. Whereas previously the Company had consolidated the financial statements of Agent with its financial statements pursuant to FASB Interpretation No. 46(R) due to the agency relationship between the Company and Infotech, notwithstanding the termination of the Agency Agreement, the Company will continue to consolidate the financial statements of Infotech with its financial statements since the Infotech will be a wholly-owned subsidiary of the Company as a result of the Consolidation.

Termination of Management Agreement and Entry into Executive Incentive, Change of Control Retention and Severance Agreement

As part of Consolidation and as required by the Stock Purchase Agreement, the Management Agreement by and between the Company and Mr. Young dated March 1, 2006 (the “Management Agreement”) has been terminated, effective as of the effective date of the Stock Purchase Agreement. The Management Agreement formerly governed the relationship with Mr. Young and the Company. In place of the Management Agreement, the Company entered into an Executive Incentive, Change of Control Retention and Severance Agreement with Mr. Young, effective as of the effective date of the Stock Purchase Agreement (the “Executive Incentive Agreement”). Under the terms of the Executive Incentive Agreement, Mr. Young is entitled to receive: (i) an annual base salary of $200,000, increased to $250,000 for the calendar year 2009 if the Company reaches certain operating and financial metrics agreed upon between the Board of Director and Mr. Young and increased to $300,000 for the calendar year 2010 if the Company reaches certain operating and financial metrics agreed upon between the Board of Director and Mr. Young (to be revisited if 2009 metrics are not met); (ii) options for up to 1.5 million shares of the Company’s common stock if the Company reaches certain operating and financial metrics agreed upon between the Board of Director and Mr. Young, which would vest twelve (12) months after the date of the grant with an exercise price equal to the market price of the Company’s common stock on the date of the grant; (iii) severance arrangement of a lump sum payment in an amount equal to eighteen (18) months of Mr. Young’s then effective base salary under certain conditions; and (iv) other benefits as set forth in the Executive Incentive Agreement attached as Exhibit 10.2 to this current report.

The descriptions of Mr. Young’s compensation and severance arrangements also do not purport to be complete and are qualified in its entirety by reference to the Executive Incentive Agreement, filed as Exhibit 10.2 hereto and incorporated herein by reference.

Cancellation of Stock Option Agreement, Contribution of Shares and Restricted Stock Plan

In connection with the Consolidation, Mr. Young entered into a Stock Option Cancellation and Share Contribution Agreement dated August 19, 2008 (“Cancellation and Contribution Agreement”) with Jean Blanchard to provide for (i) the cancellation of a stock option agreement by and between Mr. Young and Ms. Blanchard dated on or about March 1, 2006 (“Option Agreement”) and (ii) the contribution to the Company by Ms. Blanchard of the remaining 25,250,000 shares of common stock underlying the cancelled Option Agreement.

An Independent Committee of the Company’s Board adopted the 2008 Restricted Stock Plan, effective as of the effective date of the Agreement, providing for the issuance of 25,250,000 shares of restricted common stock to be granted to the Company’s employees pursuant to forms of restricted stock agreements. The descriptions of the 2008 Restricted Stock Plan and forms of restricted stock purchase agreement do not purport to be complete and are qualified in their entirety by reference to Exhibits 10.3 and 10.4 hereto, respectively.

Item 1.02 Termination of a Material Definitive Agreement.

Termination of the Agency Agreement and the Management Agreement

The disclosure provided in Item 1.01 above is incorporated herein by reference with regards to the termination of the Agency Agreement and the Management Agreement.

Item 3.02 Unregistered Sales of Equity Securities.

On August 19, 2008, the Company issued 25,250,000 shares of restricted common stock to the Company’s employees pursuant to the form of restricted stock agreement described in Item 1.01 above. The shares are subject to a right of repurchase which lapses 20% on the second anniversary of the date of grant and 80% on the third anniversary of the date of the grant. The issuance of the shares of restricted stock was not registered under the Securities Act of 1933, as amended (the “Act”) in reliance on the exemption from registration provided by Rule 506 under Regulation D and the exemption provided under Regulation S, each as promulgated under the Act. Shares of restricted stock were issued only to persons who were “accredited investors” as defined under Regulation D or to non-U.S. persons in offshore transactions who met the conditions under Regulation S.

The disclosure provided in Item 1.01 above is incorporated herein by reference with regards to the issuance of restricted common stock.

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) The disclosures provided in Items 1.01 and 3.02 with respect to the adoption of the 2008 Restricted Stock Plan and the issuance of 25,250,000 shares of restricted common stock thereunder is incorporated herein by reference.

Item 9.01  Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Stock Purchase Agreement, dated August 19, 2008.

10.2	Executive Incentive, Change of Control Retention and Severance Agreement entered into between the Company and Mr. Young, dated August 19, 2008.

10.3	2008 Restricted Stock Incentive Plan established effective as of August 19, 2008.

10.4	Forms of Restricted Stock Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 19, 2008

SOLAR ENERTECH CORP.

By:	/s/ Anthea Chung
Anthea Chung, Chief Financial Officer

THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE U.S. SECURITIES ACT OF 1933, OR THE SECURITIES LAWS OF ANY STATE OR FOREIGN JURISDICTION AND MAY NOT BE OFFERED OR SOLD IN THE U.S. OR TO U.S. PERSONS (OTHER THAN DISTRIBUTORS) (AS DEFINED IN REGULATION S PROMULGATED UNDER THE U.S. SECURITIES ACT OF 1933). THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, A DISPOSITION IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, RULE 144, PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED UNDER THE U.S. SECURITIES ACT OF 1933 OR ANY STATE AND APPLICABLE FOREIGN SECURITIES LAWS.

HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT OF 1933.

SOLAR ENERTECH CORP.
RESTRICTED STOCK AGREEMENT
(For Participants Resident in The Peoples Republic of China)

Solar Enertech Corp. has granted to the Participant named in the Notice of Grant of Award (the “Grant Notice”) to which this Restricted Stock Agreement (the “Agreement”) is attached an Award (the “Award”) consisting of certain shares of Stock (the “Shares”) subject to the terms and conditions set forth in the Grant Notice and this Agreement. The Award has been granted pursuant and shall in all respects be subject to the terms conditions of the Solar Enertech Corp. 2008 Restricted Stock Plan (the “Plan”), as amended to the Grant Date, the provisions of which are incorporated herein by reference. By signing the Grant Notice, the Participant: (a) acknowledges receipt of and represents that the Participant has read and is familiar with the Grant Notice, this Agreement and the Plan, (b) accepts the Award subject to all of the terms and conditions of the Grant Notice, this Agreement and the Plan and (c) agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Grant Notice, this Agreement or the Plan.

1.    Definitions and Construction.

1.1 Definitions. Unless otherwise defined herein, capitalized terms shall have the meanings assigned in the Grant Notice or the Plan. Wherever used herein, the following terms shall have their respective meanings set forth below:

(a) “Grant Date” means the effective Grant Date of the Award as set forth in the Grant Notice.

(b) “Total Number of Shares” means the total number of Shares subject to the Award as set forth in the Grant Notice and as adjusted from time to time pursuant to Section 8.

1.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

2.    Administration.

All questions of interpretation concerning the Grant Notice, this Agreement and the Plan shall be determined by the Committee. All determinations by the Committee shall be final and binding upon all persons having an interest in the Award as provided by the Plan. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, or election.

3.    The Award.

3.1 Grant and Issuance of Shares. On the Grant Date, the Participant shall acquire and the Company shall issue, subject to the provisions of this Agreement, a number of Shares equal to the Total Number of Shares. As a condition to the issuance of the Shares, the Participant shall execute and deliver the Grant Notice to the Company, and, if required by the Company, an Assignment Separate from Certificate duly endorsed (with date and number of Shares blank) in the form provided by the Company.

3.2 No Monetary Payment Required. The Participant is not required to make any monetary payment (other than applicable tax withholding, if any) as a condition to receiving the Shares, the consideration for which shall be past services actually rendered and/or future services to be rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the Shares issued pursuant to the Award.

3.3 Beneficial Ownership of Shares; Certificate Registration. The Participant hereby authorizes the Company, in its sole discretion, to deposit the Shares with the Company’s transfer agent, including any successor transfer agent, to be held in book entry form during the term of the Escrow pursuant to Section 7. Furthermore, the Participant hereby authorizes the Company, in its sole discretion, to deposit, following the term of such Escrow, for the benefit of the Participant with any broker with which the Participant has an account relationship of which the Company has notice any or all Shares which are no longer subject to such Escrow. Except as provided by the foregoing, a certificate for the Shares shall be registered in the name of the Participant, or, if applicable, in the names of the heirs of the Participant.

3.4 Issuance of Shares in Compliance with Law. The issuance of the Shares shall be subject to compliance with all applicable requirements of United States, federal, state or foreign law or Local Law (as defined below in Section 15.1) with respect to such securities. No Shares shall be issued hereunder if their issuance would constitute a violation of any applicable United States, federal, or foreign securities laws, including Local Law, or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance of any Shares shall relieve the Company of any liability in respect of the failure to issue such Shares as to which such requisite authority shall not have been obtained. As a condition to the issuance of the Shares, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

4.    Vesting of Shares.

4.1 Normal Vesting. Except as provided in Section 4.2, the Shares shall vest and become Vested Shares as provided in the Grant Notice. Except as set forth in Section 4.2, no additional Shares will become Vested Shares following the Participant’s termination of Service for any reason.

4.2 Acceleration of Vesting. Subject to Section 4.3, in the event of a Change in Control, the vesting of the Shares shall be accelerated in full, and the Total Number of Shares shall be deemed Vested Shares effective as of the date of the Change in Control, provided that the Participant’s Service has not terminated prior to such date. In addition, if the Participant’s Service is terminated due to his or her death, Disability or termination by the Company without Cause, the Total Number of Shares shall be deemed Vested Shares effective as of the date of termination.

4.3 United States Internal Revenue Section 4999 of the Code.

(a) Excess Parachute Payment. To the extent that Sections 280G and 4999 of the Code applies to a Participant, and in the event that any acceleration of vesting pursuant to this Agreement and any other payment or benefit received or to be received by the Participant would subject the Participant to any excise tax pursuant to Section 4999 of the Code due to the characterization of such acceleration of vesting, payment or benefit as an excess parachute payment under Section 280G of the Code, the Participant may elect, in his or her sole discretion, to reduce the amount of any acceleration of vesting called for under this Agreement in order to avoid such characterization.

(b) Determination by Independent Accountants. To aid the Participant in making any election called for under Section 4.3(a), upon the occurrence of any event that might reasonably be anticipated to give rise to the acceleration of vesting under Section 4.2 (an “Event”), the Company shall promptly request a determination in writing by independent public accountants selected by the Company (the “Accountants”). Unless the Company and the Participant otherwise agree in writing, the Accountants shall determine and report to the Company and the Participant within twenty (20) days of the date of the Event the amount of such acceleration of vesting, payments and benefits which would produce the greatest after-tax benefit to the Participant. For the purposes of such determination, the Accountants may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and the Participant shall furnish to the Accountants such information and documents as the Accountants may reasonably request in order to make their required determination. The Company shall bear all fees and expenses the Accountants may reasonably charge in connection with their services contemplated by this Section 4.3(b).

5.    Company Reacquisition Right.

5.1 Grant of Company Reacquisition Right. Except to the extent otherwise provided in an employment agreement between a Participating Company and the Participant, in the event that (a) the Participant’s Service terminates for any reason or no reason, with or without cause, or (b) the Participant, the Participant’s legal representative, or other holder of the Shares, attempts to sell, exchange, transfer, pledge, or otherwise dispose of (other than pursuant to an Ownership Change Event), including, without limitation, any transfer to a nominee or agent of the Participant, any Shares which are not Vested Shares (“Unvested Shares”), the Company shall automatically reacquire the Unvested Shares, and the Participant shall not be entitled to any payment therefor (the “Company Reacquisition Right”).

5.2 Ownership Change Event, Dividends, Distributions and Adjustments. Upon the occurrence of an Ownership Change Event, a dividend or distribution to the stockholders of the Company paid in Shares or other property, or any other adjustment upon a change in the capital structure of the Company as described in Section 4.3 of the Plan, any and all new, substituted or additional securities or other property (other than regular, periodic dividends paid on Stock pursuant to the Company’s dividend policy) to which the Participant is entitled by reason of the Participant’s ownership of Unvested Shares shall be immediately subject to the Company Reacquisition Right and included in the terms “Shares,” “Stock” and “Unvested Shares” for all purposes of the Company Reacquisition Right with the same force and effect as the Unvested Shares immediately prior to the Ownership Change Event, dividend, distribution or adjustment, as the case may be. For purposes of determining the number of Vested Shares following an Ownership Change Event, dividend, distribution or adjustment, credited Service shall include all Service with any corporation which is a Participating Company at the time the Service is rendered, whether or not such corporation is a Participating Company both before and after any such event.

6.    Tax Matters.

6.1 Tax Withholding.

(a) In General. At the time the Grant Notice is executed, or at any time thereafter as requested by a Participating Company, the Participant hereby authorizes withholding from payroll and any other amounts payable to the Participant, and otherwise agrees to make adequate provision for, any sums required to satisfy the federal, state, local and foreign tax (including any social insurance) withholding obligations of the Participating Company, if any, which arise in connection with the Award, including, without limitation, obligations arising upon (a) the transfer of Shares to the Participant, (b) the lapsing of any restriction with respect to any Shares, (c) the filing of an election to recognize tax liability, or (d) the transfer by the Participant of any Shares. The Company shall have no obligation to deliver the Shares or to release any Shares from the Escrow established pursuant to Section 7 until the tax withholding obligations of the Participating Company have been satisfied by the Participant.

(b) Assignment of Sale Proceeds; Payment of Tax Withholding by Check. Subject to compliance with applicable law and any insider trading policy of the Company, the Company may permit the Participant to satisfy the Participating Company’s tax withholding obligations in accordance with procedures established by the Company providing for either (i) delivery by the Participant to the Company or a broker approved by the Company of properly executed instructions, in a form approved by the Company, providing for the assignment to the Company of the proceeds of a sale with respect to some or all of the Vested Shares, or (ii) payment by check. The Participant shall deliver written notice of any such permitted election to the Company on a form specified by the Company for this purpose at least thirty (30) days (or such other period established by the Company) prior to the date on which the Company’s tax withholding obligation arises (the “Withholding Date”). If the Participant elects payment by check, the Participant agrees to deliver a check for the full amount of the required tax withholding to the applicable Participating Company on or before the third business day following the Withholding Date. If the Participant elects payment by check but fails to make such payment as required by the preceding sentence, the Company is hereby authorized, at its discretion, to satisfy the tax withholding obligations through any means authorized by this Section 6.1, including by directing a sale for the account of the Participant of some or all of the Vested Shares from which the required taxes shall be withheld, by withholding from payroll and any other amounts payable to the Participant or by withholding Shares in accordance with Section 6.1(c).

(c) Withholding in Shares. The Company may require the Participant to satisfy all or any portion of a Participating Company’s tax withholding obligations by deducting a number of whole, Vested Shares otherwise deliverable to the Participant or by the Participant’s tender to the Company of a number of whole, Vested Shares or vested Shares acquired otherwise than pursuant to this Agreement having, in any such case, a fair market value, as determined by the Company as of the date on which the tax withholding obligations arise, not in excess of the amount of such tax withholding obligations determined by the applicable minimum statutory withholding rates.

6.2 Election Under Section 83(b) of the Code.

(a) The Participant understands that Section 83 of the Code taxes as ordinary income the difference between the amount paid for the Shares, if anything, and the fair market value of the Shares as of the date on which the Shares are “substantially vested,” within the meaning of Section 83. In this context, “substantially vested” means that the right of the Company to reacquire the Shares pursuant to the Company Reacquisition Right has lapsed. The Participant understands that he or she may elect to have his or her taxable income determined at the time he or she acquires the Shares rather than when and as the Company Reacquisition Right lapses by filing an election under Section 83(b) of the Code with the Internal Revenue Service no later than thirty (30) days after the date of acquisition of the Shares. The Participant understands that failure to make a timely filing under Section 83(b) will result in his or her recognition of ordinary income, as the Company Reacquisition Right lapses, on the difference between the purchase price, if anything, and the fair market value of the Shares at the time such restrictions lapse. The Participant further understands, however, that if Shares with respect to which an election under Section 83(b) has been made are forfeited to the Company pursuant to its Company Reacquisition Right, such forfeiture will be treated as a sale on which there is realized a loss equal to the excess (if any) of the amount paid (if any) by the Participant for the forfeited Shares over the amount realized (if any) upon their forfeiture. If the Participant has paid nothing for the forfeited Shares and has received no payment upon their forfeiture, the Participant understands that he or she will be unable to recognize any loss on the forfeiture of the Shares even though the Participant incurred a tax liability by making an election under Section 83(b).

(b) The Participant understands that he or she should consult with his or her tax advisor regarding the advisability of filing with the Internal Revenue Service an election under Section 83(b) of the Code, which must be filed no later than thirty (30) days after the date of the acquisition of the Shares pursuant to this Agreement. Failure to file an election under Section 83(b), if appropriate, may result in adverse tax consequences to the Participant. The Participant acknowledges that he or she has been advised to consult with a tax advisor regarding the tax consequences to the Participant of the acquisition of Shares hereunder. ANY ELECTION UNDER SECTION 83(b) THE PARTICIPANT WISHES TO MAKE MUST BE FILED NO LATER THAN 30 DAYS AFTER THE DATE ON WHICH THE PARTICIPANT ACQUIRES THE SHARES. THIS TIME PERIOD CANNOT BE EXTENDED. THE PARTICIPANT ACKNOWLEDGES THAT TIMELY FILING OF A SECTION 83(b) ELECTION IS THE PARTICIPANT’S SOLE RESPONSIBILITY, EVEN IF THE PARTICIPANT REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO FILE SUCH ELECTION ON HIS OR HER BEHALF.

(c) The Participant will notify the Company in writing if the Participant files an election pursuant to Section 83(b) of the Code. The Company intends, in the event it does not receive from the Participant evidence of such filing, to claim a tax deduction for any amount which would otherwise be taxable to the Participant in the absence of such an election.

7.    Escrow.

7.1 Appointment of Agent. To ensure that Shares subject to the Company Reacquisition Right will be available for reacquisition, the Participant and the Company hereby appoint the Secretary of the Company, or any other person designated by the Company, as their agent and as attorney-in-fact for the Participant (the “Agent”) to hold any and all Unvested Shares and to sell, assign and transfer to the Company any such Unvested Shares reacquired by the Company pursuant to the Company Reacquisition Right. The Participant understands that appointment of the Agent is a material inducement to make this Agreement and that such appointment is coupled with an interest and is irrevocable. The Agent shall not be personally liable for any act the Agent may do or omit to do hereunder as escrow agent, agent for the Company, or attorney in fact for the Participant while acting in good faith and in the exercise of the Agent’s own good judgment, and any act done or omitted by the Agent pursuant to the advice of the Agent’s own attorneys shall be conclusive evidence of such good faith. The Agent may rely upon any letter, notice or other document executed by any signature purporting to be genuine and may resign at any time.

7.2 Establishment of Escrow. The Participant authorizes the Company to deposit the Unvested Shares with the Company’s transfer agent to be held in book entry form, as provided in Section 3.3, and the Participant agrees to deliver to and deposit with the Agent each certificate, if any, evidencing the Shares and, if required by the Company, an Assignment Separate from Certificate with respect to such book entry Shares and each such certificate duly endorsed (with date and number of Shares blank) in the form attached to this Agreement, to be held by the Agent under the terms and conditions of this Section 7 (the “Escrow”). Upon the occurrence of an Ownership Change Event, a dividend or distribution to the stockholders of the Company paid in Shares or other property (other than regular, periodic dividends paid on Stock pursuant to the Company’s dividend policy), or any other adjustment upon a change in the capital structure of the Company, as described in Section 4.3 of the Plan, in the character or amount of any outstanding stock of the corporation the stock of which is subject to the provisions of this Agreement, any and all new, substituted or additional securities or other property to which the Participant is entitled by reason of his or her ownership of the Shares that remain, following such Ownership Change Event, dividend, distribution or change described in Section 4.3 of the Plan, subject to the Company Reacquisition Right shall be immediately subject to the Escrow to the same extent as the Shares immediately before such event. The Company shall bear the expenses of the Escrow.

7.3 Delivery of Shares to Participant. The Escrow shall continue with respect to any Shares for so long as such Shares remain subject to the Company Reacquisition Right. Upon termination of the Company Reacquisition Right with respect to Shares, the Company shall so notify the Agent and direct the Agent to deliver such number of Shares to the Participant. As soon as practicable after receipt of such notice, the Agent shall cause to be delivered to the Participant the Shares specified by such notice, and the Escrow shall terminate with respect to such Shares.

8.    Adjustments for Changes in Capital Structure.

Subject to any required action by the stockholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of Shares, exchange of Shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Shares (excepting normal cash dividends) that has a material effect on the Fair Market Value of Shares, appropriate and proportionate adjustments shall be made in the number and kind of Shares subject to the Award, in order to prevent dilution or enlargement of the Participant’s rights under the Award. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number. The adjustments determined by the Committee pursuant to this Section shall be final, binding and conclusive.

9.    Legends.

The Company may at any time place legends referencing the Company Reacquisition Right and any applicable federal, state or foreign securities law, including Local Law, restrictions on all certificates representing the Shares. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing the Shares in the possession of the Participant in order to carry out the provisions of this Section. Unless otherwise specified by the Company, legends placed on such certificates may include, but shall not be limited to, the following:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS SET FORTH IN AN AGREEMENT BETWEEN THIS CORPORATION AND THE REGISTERED HOLDER, OR HIS PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION.”

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 AND MAY NOT BE OFFERED, TRANSFERRED, ASSIGNED, HYPOTHECATED OR SOLD IN THE U.S. OR TO U.S. PERSONS (OTHER THAN DISTRIBUTORS) (AS DEFINED IN REGULATION S PROMULGATED UNDER THE U.S. SECURITIES ACT OF 1933), UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH REGULATION S OR RULE 144, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH DISPOSITION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT OR ANY STATE AND APPLICABLE FOREIGN SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT OF 1933.”

The Participant is hereby on notice that the Company may refuse to register on the books of the Company (or on the records of a duly authorized transfer agent of the Company) any transfer, sale, assignment or hypothecation of the Securities not made in accordance with (i) registration under the Securities Act (ii) pursuant to Regulation S under the Securities Act, (iii) Rule 144 under the Securities Act or (iv) another available exemption from registration under the Securities Act.

10.    Restrictions on Transfers of Shares.

No Shares may be sold, exchanged, transferred, assigned, pledged, hypothecated or otherwise disposed of, including by operation of law, in any manner which violates any of the provisions of this Agreement and, except pursuant to an Ownership Change Event, until the date on which such Shares become Vested Shares, and any such attempted disposition shall be void. The Company shall not be required (a) to transfer on its books any Shares which will have been transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such Shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Shares will have been so transferred. In order to enforce its rights under this Section, the Company shall be authorized to give a stop transfer instruction with respect to the Shares to the Company’s transfer agent.

11.    Rights as a Stockholder.

The Participant shall have no rights as a stockholder with respect to any Shares subject to the Award until the date of the issuance of a certificate for such Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 8. Subject the provisions of this Agreement, the Participant shall exercise all rights and privileges of a stockholder of the Company with respect to Shares deposited in the Escrow pursuant to Section 7.

12.    Rights As Employee, Consultant or Board Member.

If the Participant is an Employee, the Participant understands and acknowledges that, except as otherwise provided in a separate, written employment agreement between a Participating Company and the Participant, the Participant’s employment is “at will” and is for no specified term. Nothing in this Agreement shall confer upon the Participant any right to continue in the Service of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Participant’s Service at any time.

13.    Representations and Warranties.

In connection with the grant of Restricted Stock (collectively, the “Securities”), the Participant hereby agrees, represents and warrants as follows:

13.1 Investment Intent. The Participant is acquiring the Securities solely for the Participant’s own account for investment and not with a view to or for sale in connection with any distribution of the Securities or any portion thereof and not with any present intention of selling, offering to sell or otherwise disposing of or distributing the Securities or any portion thereof in any transaction other than a transaction exempt from registration under the Securities Act. The Participant further represents that the entire legal and beneficial interest of the Securities is being acquired, and will be held, neither for the account and benefit of the Participant only and neither in whole nor in part for any other person.

13.2 Absence of Solicitation. The Participant was not presented with or solicited by any form of general solicitation or general advertising, including, but not limited to, any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media, or broadcast over television, radio or similar communications media, or presented at any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

13.3 Residence/Not a U.S. Person. The Participant’s principal residence is located at the address indicated beneath the Participant’s signature on the Grant Notice. The Participant is not a U.S. person (as defined in Regulation S promulgated under the Securities Act), and the Award is not for the benefit of, or for the account of a U.S. person. The Securities may not be delivered within the United States unless registered under the Securities Act or an exemption from such registration is available.

13.4 Information Concerning the Company. The Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. The Participant further represents and warrants that the Participant has discussed the Company and its plans, operations and financial condition with its Officers, has received all such information as the Participant deems necessary and appropriate to enable the Participant to evaluate the financial risk inherent in acquiring the Securities and has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof.

13.5 Economic Risk. The Participant realizes that his acquisition of the Securities will be a highly speculative investment and that the Participant is able, without impairing his or her financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss on the Participant’s investment.

13.6 Capacity to Protect Interests. The Participant has (i) a preexisting personal or business relationship with the Company or any of its Officers, directors, or controlling persons, consisting of personal or business contacts of a nature and duration to enable the Participant to be aware of the character, business acumen and general business and financial circumstances of the person with whom such relationship exists, or (ii) such knowledge and experience in financial and business matters as to make the Participant capable of evaluating the merits and risks of an investment in the Securities and to protect the Participant’s own interests in the transaction, or (iii) both such relationship and such knowledge and experience.

13.7 Restricted Securities. The Participant understands and acknowledges that:

(a) The issuance of the Securities to the Participant has not been registered under the Securities Act, and the Securities must be held indefinitely unless a transfer of the Securities is subsequently registered under the Securities Act the transfer or sale is in accordance with Regulation AS promulgated under the Securities Act or Rule 144 promulgated under the Securities Act or another exemption from such registration is available,

(b)  The Company is under no obligation to register the Securities;

(c) The Participant hereby agrees not to engage in hedging transactions with regard to the Securities unless in compliance with the Securities Act.

(d) The Company will make a notation in its records of the aforementioned restrictions on transfer and legends.

13.8 Disposition Under Rule 144. The Participant understands that any Shares acquired pursuant to this Award will be restricted securities within the meaning of Rule 144 promulgated under the Securities Act; that the exemption from registration under Rule 144 will not be available in any event for at least one year from the date of acquisition of the Shares, and even then will not be available unless (a) a public trading market then exists for the Common Stock of the Company, (b) adequate information concerning the Company is then available to the public, and (c) other terms and conditions of Rule 144 are complied with; and that any sale of the Shares may be made only in limited amounts in accordance with such terms and conditions. There can be no assurance that the requirements of Rule 144 will be met, or that the Shares will ever be salable.

13.9 Further Limitations on Disposition. Without in any way limiting the Participant’s representations and warranties set forth above, the Participant further agrees that the Participant will in no event make any disposition of all or any portion of any Shares which the Participant acquires pursuant to this Award unless:

(a) There is then in effect a Registration Statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said Registration Statement; or

(b) The Participant will have notified the Company of the proposed disposition and furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and either:

(i) The Participant will have furnished the Company with an opinion of the Participant’s own counsel to the effect that such disposition will not require registration of such Shares under the Securities Act or any state and applicable foreign securities laws, and such opinion of the Participant’s counsel will have been concurred in by counsel for the Company and the Company will have advised the Participant of such concurrence; or

(ii) The disposition is made in compliance with Rule 144 or Regulation S after the Participant has furnished the Company such detailed statement and after the Company has had a reasonable opportunity to discuss the matter with the Participant.

13.10 Reliance by Company. The Participant understands that the grant pf Restricted Stock has not been qualified under the Corporate Securities Law of 1968, as amended, of the State of California by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Participant’s representations as expressed herein and/or the position of the Participant with the Company. The Participant understands that the Company is relying on the Participant’s representations and warrants that the Company is entitled to rely on such representations and that such reliance is reasonable.

14.    Miscellaneous Provisions.

14.1 Termination or Amendment. The Committee may terminate or amend the Plan or this Agreement at any time; provided, however, that no such termination or amendment may adversely affect the Participant’s rights under this Agreement without the consent of the Participant unless such termination or amendment is necessary to comply with applicable law or government regulation. No amendment or addition to this Agreement shall be effective unless in writing.

14.2 Further Instruments. The parties hereto agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

14.3 Binding Effect. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer set forth herein, be binding upon the Participant and the Participant’s heirs, executors, administrators, successors and assigns.

14.4 Delivery of Documents and Notices. Any document relating to participation in the Plan or any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery, electronic delivery at the e-mail address, if any, provided for the Participant by a Participating Company, or upon deposit in the U.S. Post Office or foreign postal service, by registered or certified mail, or with a nationally recognized overnight courier service, with postage and fees prepaid, addressed to the other party at the address of such party set forth in the Grant Notice or at such other address as such party may designate in writing from time to time to the other party.

(a) Description of Electronic Delivery. The Plan documents, which may include but do not necessarily include: the Plan, the Grant Notice, this Agreement, and any reports of the Company provided generally to the Company’s stockholders, may be delivered to the Participant electronically. In addition, the parties may deliver electronically any notices called for in connection with the Escrow and the Participant may deliver electronically the Grant Notice to the Company or to such third party involved in administering the Plan as the Company may designate from time to time. Such means of electronic delivery may include but do not necessarily include the delivery of a link to a Company intranet or the Internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other means of electronic delivery specified by the Company.

(b) Consent to Electronic Delivery. The Participant acknowledges that the Participant has read Section 14.4(a) of this Agreement and consents to the electronic delivery of the Plan documents, the Grant Notice and notices in connection with the Escrow, as described in Section 14.4(a). The Participant acknowledges that he or she may receive from the Company a paper copy of any documents delivered electronically at no cost to the Participant by contacting the Company by telephone or in writing. The Participant further acknowledges that the Participant will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails. Similarly, the Participant understands that the Participant must provide the Company or any designated third party administrator with a paper copy of any documents if the attempted electronic delivery of such documents fails. The Participant may revoke his or her consent to the electronic delivery of documents described in Section 14.4(a) or may change the electronic mail address to which such documents are to be delivered (if Participant has provided an electronic mail address) at any time by notifying the Company of such revoked consent or revised e-mail address by telephone, postal service or electronic mail. Finally, the Participant understands that he or she is not required to consent to electronic delivery of documents described in Section 14.4(a).

14.5 Integrated Agreement. The Grant Notice, this Agreement and the Plan, together with any employment, service or other agreement between the Participant and a Participating Company referring to the Award, shall constitute the entire understanding and agreement of the Participant and the Participating Company Group with respect to the subject matter contained herein or therein and supersede any prior agreements, understandings, restrictions, representations, or warranties among the Participant and the Participating Company Group with respect to such subject matter other than those as set forth or provided for herein or therein. To the extent contemplated herein or therein, the provisions of the Grant Notice, this Agreement and the Plan shall survive any settlement of the Award and shall remain in full force and effect.

14.6 Applicable Law. This Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties as evidenced by this Agreement, the parties hereby submit to and consent to the jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of the County of Santa Clara, California, or the federal courts of the United States for the Northern District of California, and no other courts, where this Agreement is made and/or performed.

14.7 Counterparts. The Grant Notice may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

15.    Certain Conditions of the Award.

15.1 Compliance with Local Law. The Participant agrees that the Participant will not acquire Shares pursuant to the Award or transfer, assign, sell or otherwise deal with such Shares except in compliance with the laws and regulations of the People’s Republic of China (“Local Law”). In addition, the Participant agrees that the Company may take whatever additional steps it deems necessary to ensure compliance with Local Law, including, but not limited to the requirement that the Shares be held by a specified broker until sold or otherwise disposed of by the Participant.

15.2 Employment Conditions. In accepting the Award, the Participant acknowledges that:

(a) Any notice period mandated under Local Law shall not be treated as Service for the purpose of determining the vesting of the Award; and the Participant’s right to exercise the Award after termination of Service, if any, will be measured by the date of termination of the Participant’s active Service and will not be extended by any notice period mandated under Local Law. Subject to the foregoing and the provisions of the Plan, the Company, in its sole discretion, shall determine whether the Participant’s Service has terminated and the effective date of such termination.

(b) The Plan is established voluntarily by the Company. It is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Award Agreement.

(c) The grant of the Award is voluntary and occasional and does not create any contractual or other right to receive future grants of Awards, or benefits in lieu of Awards, even if Awards have been granted repeatedly in the past.

(d) All decisions with respect to future Award grants, if any, will be at the sole discretion of the Company.

(e) The Participant’s participation in the Plan shall not create a right to further Service with any Participating Company and shall not interfere with the ability of any Participating Company to terminate the Participant’s Service at any time, with or without cause.

(f) The Participant is voluntarily participating in the Plan.

(g) The Award is an extraordinary item that does not constitute compensation of any kind for Service of any kind rendered to any Participating Company, and which is outside the scope of the Participant’s employment contract, if any.

(h) The Award is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

(i) In the event that the Participant is not an employee of the Company, the Award grant will not be interpreted to form an employment contract or relationship with the Company; and furthermore the Award grant will not be interpreted to form an employment contract with any other Participating Company.

(j) The future value of the underlying Shares is unknown and cannot be predicted with certainty. If the underlying Shares do not increase in value, the Award will have no value. If the Participant exercises the Award and obtains Shares, the value of those Shares acquired upon exercise may increase or decrease in value, even below the Exercise Price.

(k) No claim or entitlement to compensation or damages arises from termination of the Award or diminution in value of the Award or Shares purchased through exercise of the Award resulting from termination of the Participant’s Service (for any reason whether or not in breach of Local Law) and the Participant irrevocably releases the Company and each other Participating Company from any such claim that may arise. If, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen then, by signing this Award Agreement, the Participant shall be deemed irrevocably to have waived the Participant’s entitlement to pursue such a claim.

15.3 Data Privacy Consent.

(a) The Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Participant’s personal data as described in this document by and among the members of the Participating Company Group for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan.

(b) The Participant understands that the Participating Company Group holds certain personal information about the Participant, including, but not limited to, the Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Awards or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Participant’s favor, for the purpose of implementing, administering and managing the Plan (“Data”). The Participant understands that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the Participant’s country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Participant’s country. The Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting the Participant’s local human resources representative. The Participant authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Participant may elect to deposit any Shares acquired upon exercise of the Award. The Participant understands that Data will be held only as long as is necessary to implement, administer and manage the Participant’s participation in the Plan. The Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Participant’s local human resources representative. The Participant understands, however, that refusing or withdrawing the Participant’s consent may affect the Participant’s ability to participate in the Plan. For more information on the consequences of the Participant’s refusal to consent or withdrawal of consent, the Participant understands that he or she may contact the Participant’s local human resources representative.